                                                                    Exhibit 10.5


                                     FORM OF

                               EXECUTIVE AGREEMENT


               THIS AGREEMENT is made as of June 28, 2001 among TransWestern Holdings, L.P., a Delaware limited partnership (the "Partnership"), TransWestern Communications Company, Inc., a Delaware corporation (the "Company"), ________________________1 ("Executive").

               Trust and Executive are parties to a Recapitalization Agreement, dated as of June 28, 2001 (as amended from time to time, the "Recapitalization Agreement"), pursuant to which it acquired certain Preferred Units of the Partnership ("Preferred Units") and Class A Units of the Partnership ("Class A Units"). The Partnership, the Company, Trust and Executive desire to enter into this Agreement pursuant to which Trust will purchase from the Partnership, and the Partnership will sell to Trust certain Class B Units of the Partnership ("Class B Units"). The Preferred Units, the Class A Units, the Class B Units and the shares of common stock of the Company ("Shares") issued to Trust hereunder or pursuant to the Recapitalization Agreement or otherwise acquired by Trust are referred to herein as the "Executive Securities." Certain definitions are set forth in paragraph 8 of this Agreement.

               The parties hereto agree as follows:

               1.     Purchase and Sale of Executive Securities.

               (a) Upon execution of this Agreement, Trust will purchase, and the Partnership will sell 526.17 Class B Units at a purchase price of $1.00 per Unit for a total purchase price of $526.17. The Partnership will amend its books and records and make all appropriate notations to reflect the issuance of such Units to Trust and will deliver certificates to Trust representing the Units purchased hereunder, and Trust will deliver to the Partnership a cashier's or certified check or wire transfer of funds in the aggregate amount of $526.17.

               (b) Within 30 days after Trust purchases any Executive Securities from the Partnership, Trust will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder substantially in the form of Exhibit A attached hereto.

               (c) In connection with the purchase and sale of the Executive Securities hereunder, Trust and Executive represent and warrant to the Partnership that:

1  Executive Agreements have been entered into with each of the following
Executives: Robert Bambace, Richard Beck, Laurence H. Bloch and Cindy C. Bloch Living Trust and Laurence H. Bloch, Reisa Bloch Trust and Laurence H. Bloch, Matthew Bloch Trust and Laurence H. Bloch, Steven Boucher, Marybeth Brennan Trust and Marybeth Brennan, Michael & Valerie Bynum Living Trust and Michael Bynum, Rock Clum, Richard Dailey, Robert J. DiBella, James D. Durance, John K. Erickson, Fiorito Family Trust and Joan Fiorito, Arthur R. Flick, Jr., Shari Godgart, Siu/Hardesty Family Trust and Cynthia Hardesty, Greg Hopwood, Billy J. Huddleston, Jody Jackson, Lauren Jannotto, Kim Kaznowski, Richard Larkin, William T. Lexa, Russell Martin, W. Stephen Martin, Richard Mellert, Gary nevins, Keith Pattison, Ricardo Puente Living Trust and Ricardo Puente, Ricardo Puente 1995 Trust and Ricardo Puente, William Raymond, Dennis Reimert, Ita Shea-Oglesby Steve Sparks, Lois E. Speights, Sue Stadick, Bar John Suster III and Geri Reid Suster Family Trust and Geri Reid Suster and Victoria L. Welch Trust and Victoria Welch

                      (i) The Executive Securities to be acquired by Trust pursuant to this Agreement will be acquired for Trust's own account and not with a view to, or intention of, distribution thereof in violation of the 1933 Act, or any applicable state securities laws, and the Executive Securities will not be disposed of in contravention of the 1933 Act or any applicable state securities laws.

                      (ii) Executive is an executive officer of the Partnership, or its subsidiaries, TransWestern Publishing Company, a Delaware limited liability company (the "LLC") is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Executive Securities.

                      (iii) Trust is able to bear the economic risk of its investment in the Executive Securities for an indefinite period of time because the Executive Securities have not been registered under the 1933 Act and, therefore, cannot be sold unless subsequently registered under the 1933 Act or an exemption from such registration is available.

                      (iv) Each of Executive and Trust has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Securities and has had full access to such other information concerning the Partnership as he or it has requested. Each of Executive and Trust has reviewed, or has had an opportunity to review, a copy of the Fourth Amended and Restated Agreement of Limited Partnership, dated as of the date hereof, between the General Partner and the Limited Partners listed on Schedule I thereto, and each of Executive and Trust is familiar with the terms and conditions with respect to the Class B Units, as described therein.

                      (v) This Agreement constitutes the legal, valid and binding obligation of Executive and Trust, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Executive and Trust do not and will not conflict with or violate or cause a breach of any agreement, contract or instrument to which Executive or Trust is a party or any judgment, order or decree to which Executive or Trust is subject.

               (d) As an inducement to the Partnership to issue to Trust the Executive Securities being issued hereunder and as a condition thereto, Executive and Trust acknowledges and agrees that:

                      (i) neither the issuance of the Executive Securities hereunder to Trust nor any provision contained herein shall entitle Executive to remain in the employment of the General Partner, the Partnership or the LLC or affect the right of the General Partner or the Partnership to terminate Executive's employment at any time for any reason; and

                      (ii) the Partnership shall have no duty or obligation to disclose to Executive or Trust, and neither Executive or Trust shall have any right to be advised of, any material information regarding the Partnership at any time prior to, upon or in connection with the repurchase of Executive Securities following the termination of Executive's employment with the General Partner and the Partnership or as otherwise provided hereunder.


               2.     Vesting of Class B Units.

               (a) Except as otherwise provided in paragraph 2(b) below, the Class B Units purchased hereunder will become vested in accordance with the following schedule, if as of each such Anniversary Date, Executive is and has continued to be employed by the General Partner, the Partnership or the LLC:



                                                   Cumulative Percentage
               Anniversary                            of Class B Units
                  Date                           that are Vested Class B Units
               ----------                       ------------------------------
               6/30/2002                                  25%
               6/30/2003                                  50%
               6/30/2004                                  75%
               6/30/2005                                  100%


               (b) Upon the Sale of the Partnership, all Class B Units which have not yet become vested in accordance with the foregoing vesting schedule shall become vested at the time of such Sale of the Partnership. Class B Units which have become vested hereunder are referred to herein as "Vested Class B Units," and all other Class B Units are referred to herein as "Unvested Class B Units."

               3.     Call Option.

               (a) In the event that the employment of Executive is terminated (a "Termination") (i) for any reason, all of the Vested Class B Units (whether held by Executive, Trust or one or more of Executive's or Trust's Permitted Transferees) shall be subject to repurchase by the Partnership and the Investors pursuant to the terms and conditions set forth in this paragraph 3 or (ii) for Cause, all Executive Securities (whether held by Executive, Trust or one or more of Executive's or Trust's Permitted Transferees) will be subject to repurchase by the Partnership or the Company, as applicable, and the Investors pursuant to the terms and conditions set forth in this paragraph 3 (the right to repurchase securities pursuant to this paragraph 3(a) being referred to as the "Repurchase Option"). In the event of a Termination for any reason, all Unvested Class B Units will be forfeited to the Partnership and deemed canceled without consideration.

               (b) The purchase price for each Executive Security will be the Fair Market Value for such Executive Security.

               (c) The Partnership and the Company may elect to exercise the Repurchase Option and purchase all or any portion of the Executive Securities then subject to the Repurchase Option by delivering written notice (the "Repurchase Notice") to the holder or holders of the Executive Securities within ninety (90) days after a Termination. The Repurchase Notice will set forth the number of Executive Securities to be acquired from the Trust and each Permitted

Transferee then holding Executive Securities, the aggregate consideration to be paid for such Executive Securities and the time and place for the closing of the transaction. The number of Executive Securities to be repurchased by the Partnership and the Company shall first be satisfied to the extent possible from the Executive Securities held by Executive at the time of delivery of the Repurchase Notice and then from the Executive Securities held by Trust at the time of delivery of the Repurchase Notice. If the number of Executive Securities then held by Executive and Trust is less than the total number of Executive Securities the Partnership and the Company has elected to purchase, the Partnership and the Company shall purchase the remaining Executive Securities elected to be purchased under this paragraph 3 from one or more of Executive's and/or Trust's Permitted Transferees then holding Executive Securities originally purchased by Trust, pro rata according to the number of Executive Securities held by such other holder(s), respectively, at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest Unit or Share, as applicable).

               (d) If for any reason the Partnership and the Company do not elect to purchase all of the Executive Securities pursuant to the Repurchase Option, the Investors shall be entitled to exercise the Repurchase Option for the Executive Securities the Partnership and the Company have not elected to purchase (the "Available Securities"). As soon as practicable after the Partnership and the Company have determined that there will be Available Securities, but in any event within 45 days after the Termination, the Partnership and the Company shall give written notice (the "Option Notice") to the Investors setting forth the number of Available Securities and the purchase price for the Available Securities. The Investors may elect to purchase any or all of the Available Securities by giving written notice to the Partnership within 30 days after the Option Notice has been given by the Partnership and the Company. If the Investors elect to purchase an aggregate number of Executive Securities greater than the number of Available Securities, the Available Securities shall be allocated among the Investors based upon the number of Units owned by each Investor on a fully-diluted basis. As soon as practicable, and in any event within ten days after the expiration of the 30-day period set forth above, the Partnership and the Company shall notify each holder of Executive Securities as to the number of Executive Securities to be purchased from such holder by the Investors and the time and place for the closing of the transaction (the "Supplemental Repurchase Notice"). At the time the Partnership and the Company deliver the Supplemental Repurchase Notice to such holder(s) of Executive Securities, the Partnership shall also deliver written notice to the Investors setting forth the number of Executive Securities such Investors are entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

               (e) The closing of the purchase of the Executive Securities pursuant to the Repurchase Option shall take place on the date designated by the Partnership and the Company in the Repurchase Notice or Supplemental Repurchase Notice, which date shall not be more than 60 days nor less than five days after the delivery of the later of either such notice to be delivered, subject to the provisions of paragraph 3(g). The Partnership and the Company and/or the Investors will pay for the Executive Securities to be purchased pursuant to the Repurchase Option by delivery of (i) a check or wire transfer of funds, (ii) a subordinated note or notes payable in up to three equal annual installments, beginning on the first anniversary of the closing of such purchase, and bearing interest (payable quarterly) at a rate per annum equal to the prime rate announced from time to time by Canadian Imperial Bank of Commerce but in no event will such rate be less than the applicable federal rate in effect at such time or (iii) both (i) and (ii), in the aggregate amount of the purchase price for such Executive Securities. The purchasers of Executive Securities under this Section 3 will be entitled to receive customary representations and warranties from the sellers regarding such sale and to require all sellers' signatures be guaranteed.

               (f) The right of the Partnership and the Company and the Investors to repurchase Executive Securities pursuant to this paragraph 3 shall terminate upon the first to occur of the Sale of the Partnership or a Qualified Public Offering.

               (g) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Executive Securities by the Partnership and the Company shall be subject to applicable restrictions contained in the Delaware Revised Uniform Limited Partnership Act, the Delaware General Corporation Law and the Partnership's, the LLC's and the Company's equity or debt financing agreements as in effect on the date hereof. If any such restrictions prohibit the repurchase for cash of Executive Securities hereunder which the Partnership or the Company, as applicable, is otherwise entitled or required to make or prohibit payments on the subordinated note described in subparagraph (e) above, the Partnership, the LLC or the Company, as applicable, will use reasonable best efforts to obtain the waiver of such restrictions, shall not be obligated to repurchase such Executive Securities for cash or to make cash payments on such notes until not so prohibited from doing so and shall make such repurchases for cash or make cash payments on such notes, as applicable, as soon as it is permitted to do so under such restrictions.

               4.     Restrictions on Transfers.

               (a) Transfer of Executive Securities. Neither Executive nor Trust will sell, transfer, assign, pledge be redeemed, have purchased or otherwise dispose of (a "Transfer") any interest in any Executive Securities, except pursuant to (i) the provisions of paragraph 3 hereof, (ii) the provisions of paragraph 4(b) below, (iii) the provisions of the Investors Agreement, or (iv) pursuant to the Registration Agreement.

               (b) Certain Permitted Transfers. The restrictions contained in this paragraph 4 will not apply with respect to transfers of Executive Securities pursuant to applicable laws of descent and distribution, provided that the restrictions contained in this paragraph 4 will continue to be applicable to the Executive Securities after any such transfer and the transferees of such Executive Securities shall agree in writing to be bound by the provisions of this Agreement. Any transferee of Executive Securities pursuant to a transfer in accordance with the provisions of this paragraph 4 is herein referred to as a "Permitted Transferee." Upon the transfer of Executive Securities pursuant to this paragraph 4(b), the Permitted Transferee(s) will deliver a written notice (the "Transfer Notice") to the Partnership. The Transfer Notice will disclose in reasonable detail the identity of the Permitted Transferee(s).


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
               5.     Additional Restrictions on Transfer.

               (a) The certificates (if any) representing the Executive Securities will bear the following legend:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EXECUTIVE AGREEMENT BETWEEN THE ISSUER (THE "COMPANY"), A CERTAIN TRUST AND A CERTAIN EMPLOYEE OF THE COMPANY DATED AS OF JUNE 28, 2001, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

               (b) No holder of Executive Securities may sell, transfer or dispose of any Executive Securities (except pursuant to an effective registration statement under the 1933 Act) without first delivering to the Partnership an opinion of counsel reasonably acceptable in form and substance to the Partnership (and which counsel shall be reasonably acceptable to the Partnership) that registration under the 1933 Act is not required in connection with such transfer.

               6. Definition of Executive Securities. For purposes of this Agreement, Executive Securities will continue to be Executive Securities in the hands of any holder other than Trust (except for the Partnership, the Investors and purchasers pursuant to an offering registered under the 1933 Act or purchasers pursuant to a Rule 144 transaction), and each such other holder of Executive Securities will succeed to all rights and obligations attributable to Trust as a holder of Executive Securities hereunder. Executive Securities will also include partnership equity interests issued with respect to Executive Securities by way of a split, distribution or other recapitalization.

               7. Investors Agreement and Registration Agreement; Conversion In Connection With Public Offering . By execution of this Agreement, each holder of Executive Securities hereby agrees to become a party to the Investors Agreement and become subject to the terms and provisions thereof. By execution of this Agreement, each holder of Executive Securities hereby agrees to become a party to the Registration Agreement and become subject to the terms and provisions thereof. In connection with an initial public offering of equity securities of the Partnership (or any corporate successor thereto, including any entity the securities of which Executive has received in any Approved Corporate Conversion effected pursuant to Section 15.4 of the Partnership Agreement (a "Corporate Successor")), each holder of Class B Units hereby agrees to vote for, participate in and take all steps necessary to consummate, a plan or reorganization of the Partnership (or any Corporate

Successor thereto), including if necessary, agreeing to an amendment to such entity's charter documents, pursuant to which Class B Units will be exchanged for or converted into other securities of the Partnership (or any Corporate Successor thereto) in a ratio based on the value the Class B Units would have if the Partnership (or any Corporate Successor thereto) was sold for an amount equal to its enterprise value (which shall be determined by the General Partner (or the board of directors or similar governing body of any Corporate Successor) based upon the initial public offering price of such entity's common securities) and the proceeds (after paying the liabilities of such entity) were distributed to its equity holders.


              8. Definitions. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Recapitalization Agreement.

               "Cause" means (i) the commission of a felony or a crime involving moral turpitude or the commission of any other act involving dishonesty, disloyalty or fraud with respect to the Partnership or any of its Subsidiaries,
(ii) conduct tending to bring the Partnership or any of its Subsidiaries into substantial public disgrace or disrepute, (iii) substantial and repeated failure to perform duties as reasonably directed by the General Partner, (iv) gross negligence or willful misconduct with respect to the Partnership or any of its Subsidiaries, or (v) any other material breach of this Agreement which is not cured within 15 days after written notice thereof to Executive.

               "Fair Market Value" of each Unit or share of capital stock or other type of Executive Security means the average of the closing prices of the sales of any such security on all securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq Stock Market as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the Nasdaq Stock Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day.

               With respect to any Unit or other share of capital stock or other type of Executive Security which is not, as of the date of determination, listed on any securities exchange or quoted in the Nasdaq Stock Market or the over-the-counter market, the Fair Market Value thereof shall be the fair value of such Unit or share or other type of Executive Security, as the case may be, determined in good faith by the Board. In the event Trust disagrees with the Board's determination of Fair Market Value, then the Board and Trust shall use their best efforts to resolve such disagreement. If the Board and Trust are unable to resolve such disagreement, then the Board shall identify a nationally recognized appraiser (the "Board Appraiser") and Trust shall identify a nationally recognized appraiser (the "Trust Appraiser"), and the Board Appraiser and the Trust Appraiser shall select a third appraiser to determine the Fair Market Value (the "Appraiser") whose determination shall be final and binding on the parties hereto. The Appraiser shall allocate its costs and expenses between the Partnership, on the one hand, and Trust and the Executive, on the other hand, based upon the percentage which the portion of the contested amount not awarded to the

Partnership, on the one hand, or the Trust, on the other hand, as the case may be, bears to the amount actually contested by such party.

              "General Partner" means TransWestern Communications Company, Inc. (or its successors or assigns), in its capacity as the general partner of the Partnership.

              "Investors" means, collectively, CIVC (as defined in the Investors Agreement), Providence (as defined in the Investors Agreement) and the THL Investors (as defined in the Investors Agreement).

              "Investors Agreement" means that certain Amended and Restated Investors Agreement, dated as of the date hereof, by and among the Partnership, the General Partner and those certain partners and stockholders thereof, as amended or modified.

              "1933 Act" means the Securities Act of 1933, as amended from time to time.

              "Partnership Agreement" means the Fourth Amended and Restated Agreement of Limited Partnership, dated as of the date hereof, by and among the General Partner and the limited partners listed on Schedule I attached thereto (as may be amended or restated from time to time).

              "Permitted Transferee" has the meaning given to such term in paragraph 5(b).

              "Qualified Public Offering" has the meaning given to such term in the Investors Agreement.

              "Sale of the Partnership" has the meaning given to such term in the Investors Agreement.

              "Subsidiary" means, with respect to any person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that person or one or more of the other Subsidiaries of that person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a person or persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such person or persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

              "Unit" has the meaning given to such term in the Partnership Agreement.



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
              9. Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated: To the Partnership:

               TransWestern Holdings, L.P.
               c/o Thomas H. Lee Company
               75 State Street
               Boston, Massachusetts 02109
               Attention: Scott A Schoen
                            C. Hunter Boll

               with a copy to:

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, Illinois  60601
               Attention:  William S. Kirsch, P.C.


               To Trust and/or Executive:

               Joan Fiorito
               TransWestern Publishing Company, L.L.C.
               8344 Clairemont Mesa Blvd.
               San Diego, CA 92111

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

               10.    General Provisions.

              (a) Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Executive Securities in violation of any provision of this Agreement shall be void, and the Partnership shall not record such Transfer on its books or treat any purported transferee of such Executive Securities as the owner of such Executive Securities for any purpose.

              (b) Executive Time and Attention. So long as Executive is employed by the Partnership, Executive shall devote such Executive's full business time and attention (except for permitted vacation periods and reasonable periods of illness or other incapacity) to the business and affairs of the Partnership and its Subsidiaries. Executive shall perform such Executive's duties and responsibilities to the best of such Executive's abilities in a diligent, trustworthy, businesslike and efficient manner.

              (c) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

              (d) Complete Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

              (e) Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

              (f) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Executive, Trust, the Partnership, the Investors and their respective successors and assigns (including subsequent holders of Executive Securities); provided that the rights and obligations of Trust under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Securities hereunder.

              (g) Choice of Law. The limited partnership law of the State of Delaware will govern all questions concerning the relative rights of the Partnership and its partners and all questions concerning the construction, validity and interpretation of this Agreement.

              (h) Remedies. Each of the parties to this Agreement (including the Investors) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

              (i) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company, the Partnership, Trust, Executive and the Investors (as third party beneficiaries hereof).

              (j) Absence of Conflicting Agreements. Executive hereby warrants and covenants that his employment by the Partnership does not result in a breach of the terms, conditions or provisions of any agreement to which Executive is subject and Executive and Trust warrant that Trust's ownership of the Executive Securities does not result in a breach of the terms, conditions or provisions of any agreement to which Trust or Executive is subject.

              (k) Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Partnership's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

              (l) Third Party Beneficiaries. The parties hereto acknowledge and agree that the Investors are third party beneficiaries of this Agreement and this Agreement shall inure to the benefit of and be enforceable by the Investors and their respective successors and assigns.

                                    * * * * *

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                TRANSWESTERN HOLDINGS, L.P.

                                By TransWestern Communications Company, Inc.
                                Its General Partner

                                By
                                   ------------------------------------

                                Its
                                     ----------------------------------



                                EXECUTIVE:

                                ---------------------------------------

                                Name:

                                [TRUST:





                                By
                                   ------------------------------------

                                Its                                   ]
                                     ----------------------------------





                    (SIGNATURE PAGE TO EXECUTIVE AGREEMENT)